PACIFIC SELECT FUND

SUPPLEMENT DATED FEBRUARY 27, 2004 TO THE PROSPECTUS DATED MAY 1, 2003

This supplement must be preceded or accompanied by the Pacific Select Fund (the “Fund”) prospectus dated May 1, 2003, as supplemented October 22, 2003, December 17, 2003, and December 22, 2003. Remember to review these documents for other important information.

Reorganization of a portfolio • Small-Cap Equity into Small-Cap Index	On February 24, 2004, the Board of Trustees of the Fund, including a majority of the independent trustees (the “Board”), approved a plan of reorganization (the “Plan”) for the transfer of assets and liabilities of the Small-Cap Equity Portfolio into the Small-Cap Index Portfolio. The Plan provides for: (i) the transfer of all of the assets of the Small-Cap Equity Portfolio (the “Acquired Portfolio”) into the Small-Cap Index Portfolio (the “Surviving Portfolio”), in exchange for shares of the Surviving Portfolio; (ii) assumption of all of the liabilities of the Acquired Portfolio by the Surviving Portfolio; and (iii) the distribution of the Surviving Portfolio’s shares to the shareholders of the Acquired Portfolio in complete liquidation of the Acquired Portfolio (together, the “Reorganization”).

The Board has determined that participation in the Reorganization is in the best interests of the Acquired Portfolio’s shareholders, and that the interests of both the Acquired and Surviving Portfolios’ respective shareholders will not be diluted as a result of the Reorganization.

The Plan must be approved by a majority of the outstanding shares of the Acquired Portfolio. A date will be chosen by an officer of the Fund (the “Record Date”), which will be the date used when determining the number of outstanding shares and the shareholders of record of the Acquired Portfolio (the “Record Shareholders”). The Plan will be submitted to those Record Shareholders for their consideration at a meeting to be held on or around April 22, 2004 (the “Shareholder Meeting”). Prior to the Shareholder Meeting, Record Shareholders will receive a proxy statement/prospectus and a proxy statement/statement of additional information, which contain detailed information concerning the Reorganization.

The Small-Cap Equity Portfolio is an actively managed portfolio and its investment goal is to seek long-term growth of capital. The Small-Cap Index Portfolio is managed based on an index and its investment goal is to seek investment results that correspond to the total return of an index of small capitalization companies. Both portfolios use the Russell 2000 Index as their benchmark.

If the Plan is approved by a majority of the outstanding shares of the Acquired Portfolio and certain conditions required by the Plan are satisfied, the Reorganization is expected to be effective at the close of business on April 30, 2004, or on a later date as the parties may agree (the “Closing Date”). The Closing Date may be postponed if: (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired and/or Surviving Portfolio is closed to trading or otherwise restricted; or (ii) trading or the reporting of trading on the New York Stock Exchange or other primary trading market is disrupted and the Fund’s Board believes the value of the net assets in either the Acquired and/or Surviving Portfolio cannot be accurately appraised; or (iii) reasonably necessary to accommodate business needs.

If any of these events occur, the Closing Date will be postponed until the first business day after trading is fully resumed and reporting has been restored, or within a reasonable time thereafter. Provided the Reorganization is approved, and once closed, all references to the Small-Cap Equity Portfolio are deleted. No further notification regarding the completion of the Reorganization will be sent unless it does not occur.
Form No. 15-25828-00 85-25829-00 FSUPP304